UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Translate Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38550	61-1807780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Hartwell Avenue Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 945-7361

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding: the Company’s estimated cash, cash equivalents and short-term investments as of December 31, 2019; the Company’s belief that its cash, cash equivalents and short-term investments as of December 31, 2019 will enable it to fund its operating expenses and capital expenditure requirements into the second quarter of 2021; and the Company’s plans to report data in the third quarter of 2020 from the Phase 1/2 clinical trial of MRT5005. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: the Company’s ability to advance the development of its platform and programs under the timelines it projects, demonstrate the requisite safety and efficacy of its product candidates and replicate in clinical trials any positive findings from preclinical studies; the content and timing of decisions made by the U.S. Food and Drug Administration, other regulatory authorities and investigational review boards at clinical trial sites, including as it relates to ongoing and planned clinical trials; the Company’s ability to obtain, maintain and enforce necessary patent and other intellectual property protection; the availability of significant cash required to fund operations; competitive factors; general economic and market conditions and other important risk factors discussed in the “Risk Factors” section in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 filed with the Securities and Exchange Commission (“SEC”) on November 6, 2019, and in any other subsequent filings made by the Company with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 2.02 Results of Operations and Financial Condition.

The information provided in Item 8.01 of this Current Report on Form 8-K regarding the Company’s estimated cash, cash equivalents and short-term investments as of December 31, 2019 and its ability to fund its operating expenses and capital expenditure requirements is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Translate Bio, Inc. (the “Company”) from time to time presents or distributes to the investment community, at various industry and other conferences, slide presentations to provide updates and summaries of its business. A copy of the Company’s current corporate slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 13, 2020, the Company disclosed certain preliminary information related to the Company’s estimated cash, cash equivalents and short-term investments as of December 31, 2019 and its ability to fund its operating expenses and capital expenditure requirements. Although the Company has not yet completed its financial statements for the fourth quarter and fiscal year ended December 31, 2019, it expects to report cash, cash equivalents and short-term investments of $188.7 million as of December 31, 2019, and the Company believes that its cash, cash equivalents and short-investments as of December 31, 2019 will enable the Company to fund its operating expenses and capital expenditure requirements into the second quarter of 2021.

The Company’s estimates of its cash, cash equivalents and short-term investments as of December 31, 2019 and its ability to fund its operating expenses and capital expenditure requirements are preliminary and unaudited, represent management estimates as of the date of this Current Report on Form 8-K and are subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash, cash equivalents and short-term investments and its ability to fund its operating expenses and capital expenditure requirements.

On January 13, 2020, the Company also disclosed that it expects to report data in the third quarter of 2020 from the additional 20 mg single-ascending dose group and the multiple-ascending dose portion of the ongoing Phase 1/2 clinical trial which is evaluating the safety and tolerability of single and multiple ascending doses of MRT5005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate slide presentation of Translate Bio, Inc. dated January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSLATE BIO, INC.

Date: January 13, 2020	By:	/s/ Paul Burgess
Paul Burgess
Chief Operating Officer, Chief Legal Officer and Secretary